Exhibit 99.2

PRENTISS

PROPERTIES

TRUST

SUPPLEMENTAL OPERATING & FINANCIAL DATA

For the Quarter Ended June 30, 2005

Where to Get More Information

Prentiss Properties welcomes questions or comments from stockholders, analysts, investment managers, media or any prospective investor. Please address all inquiries to our Investor Relations Department at the following:

By phone
Switchboard	214.654.0886
Investor Relations	214.654.5720

By facsimile	214.350.2437

By email	ir@pplinc.com

By mail	Prentiss Properties Trust Investor Relations 3890 W. Northwest Hwy. Suite 400 Dallas, Texas 75220

Web site	www.prentissproperties.com

Tentative Earnings Announcements and Dividend Declarations

	2005 Q3	2005 Q4	2006 Q1
Earnings Announcements	10/18	1/31	4/18
Dividend Declarations	9/7	12/7	3/8

Prentiss Properties Trust

Supplemental Information

2nd Quarter 2005

Overview and Highlights
Financial Highlights	1
Calculation of FFO and FAD	2
Calculation of NOI	3
Consolidated Balance Sheets	4
Consolidated Statements of Income	5
Joint Venture Financial Summary	6
Same Store Growth	7
Portfolio Analysis	8
Significant Tenants	9
Industry Diversification	10

Leasing
Leasing Activity Summary	11
Year-To-Date Renewal Analysis	12
Lease Expirations	13-16

Capital Expenditures
Development, Leasing and Capital Expenditure Summary	17
Capital Expenditures	18
Year-to-Date Non Incremental Leasing Cost Analysis	19
Non-Incremental Leasing Cost Analysis by City	20

Development
Summary of Land Held for Future Development	21
Summary of Development Activity	22
Description and Facts for Properties Under Development	23

Other Information
Acquisition and Disposition Activity	24
Description and Facts for Properties Acquired	25-26
Summary of Properties Owned and Managed	27
Selected Property Data	28-30
Summary of Financing	31
Return on Invested Capital/Stock Performance	32
Definitions of Non-GAAP Financial Measures	33-35

Financial Highlights

(dollar in thousands, except per share amounts, shares and units in thousands)

	For the Three Months Ended or as of
	6/30/2005	3/31/2005	12/31/2004	9/30/2004	6/30/2004
Financial Information (1)
Assets	2,430,749	2,336,131	2,306,522	2,240,255	2,283,555
Gross Book Value of Real Estate Assets	2,346,560	2,255,773	2,227,015	2,173,045	2,211,098
Unsecured Debt	522,230	413,026	406,260	367,830	413,900
Secured Debt	857,574	855,268	807,047	781,393	772,635
Weighted Average Maturity (years) (2)	6.3	6.0	4.1	4.4	4.4
NOI	57,612	55,949	57,067	58,479	57,582
Total Property Revenues (3)	96,009	95,237	94,732	93,477	93,326
Total Property Expenses (4)	35,115	36,363	36,257	32,421	33,413
Property NOI	60,894	58,874	58,475	61,056	59,913
Property Operating Margin	63.43%	61.82%	61.73%	65.32%	64.20%
Adjusted FFO/Share (5)	$0.73	$0.73	$0.75	$0.77	$0.76

Capitalization
Total Debt (1)	1,379,804	1,268,294	1,213,307	1,149,223	1,186,535
Total Common Shares Outstanding (6)	45,238	45,189	45,063	44,925	44,846
Total Convertible Preferred Shares Outstanding	3,774	3,774	3,774	3,774	3,774
Total OP Units Outstanding	1,297	1,329	1,335	1,417	1,437
Combined Shares and OP Units Outstanding	50,309	50,292	50,172	50,116	50,057
Share Price at Quarter End	$36.44	$34.16	$38.20	$36.00	$33.52
Equity Value of Common and Common Equivalents	1,833,260	1,717,975	1,916,570	1,804,176	1,677,911
Total Market Capitalization	3,213,064	2,986,269	3,129,877	2,953,399	2,864,446
Debt/Total Market Capitalization	42.9%	42.5%	38.8%	38.9%	41.4%

Financial Ratios
Interest Coverage	2.77	2.89	3.01	3.02	2.99
Fixed Charge Coverage (including preferred dividends)	2.51	2.60	2.71	2.72	2.69
Adjusted FFO Pay-out (6)	76.64%	76.69%	75.07%	72.62%	74.20%
FAD Pay-out	121.82%	114.68%	135.30%	105.23%	101.32%
FAD Less Dividends	(5,050)	(3,606)	(7,330)	(1,395)	(365)
ROIC - Annualized NOI / Operating Real Estate	10.30%	10.35%	10.33%	10.86%	10.71%
ROIC - Annualized NOI / (Op. Real Estate + Net Deferred Leasing Cost)	9.33%	9.40%	9.36%	9.95%	9.87%
Annualized NOI / Total Assets (book value before depreciation)	8.48%	8.56%	8.87%	9.38%	9.08%
Debt / Total Assets (book value before depreciation)	50.79%	48.52%	47.17%	46.08%	46.79%
Debt / Annualized NOI	5.99	5.67	5.32	4.91	5.15

(1) - Amounts adjusted to Prentiss Properties’ ownership percentage for unconsolidated and consolidated joint ventures.

(2) - Excludes our line of credit.

(3) - Includes property revenues from discontinued operations.

(4) - Includes property expenses from discontinued operations.

(5) - Adjusted to add back impairment losses and debt defeasance related to real estate.

(6) - Includes 63,439 shares in treasury related to our deferred compensation plan.

Supplemental Operating and Financial Data	Prentiss Properties Trust	2nd Quarter 2005

Calculation of FFO and FAD

For Common Shares and Common Share Equivalents

(000s, except per share data)

	Six Months Ended		Three Months Ended
	6/30/2005	6/30/2004	6/30/2005	3/31/2005	12/31/2004	9/30/2004	6/30/2004
Funds from Operations (FFO)
Net income	$22,006	$35,791	$9,303	$12,703	$14,078	$12,554	$18,792
Adjustments:
Real estate depreciation and amortization(1)	50,452	46,767	26,045	24,407	24,294	24,368	23,785
Minority interests(2)	522	1,034	210	312	366	333	538
Minority interest share of depreciation and amortization	(3,009)	(2,124)	(1,578)	(1,431)	(1,377)	(1,181)	(1,303)
Pro rata share of joint venture depreciation and amortization	1,350	1,480	603	747	756	749	744
Issue costs of preferred units redeemed	—	(1,600)	—	—	—	—	—
(Gain)/loss on sale of real estate	(17)	(11,407)	(2)	(15)	(3,593)	1,821	(10,091)
FFO applicable to common and common equivalents	$71,304	$69,941	$34,581	$36,723	$34,524	$38,644	$32,465
Debt prepayment fee, impairment loss and debt defeasance related to real estate	2,208	5,316	2,208	—	2,900	—	5,316
Adjusted FFO applicable to common and common equivalents	$73,512	$75,257	$36,789	$36,723	$37,424	$38,644	$37,781
Weighted average common shares, units and common shares equivalents (diluted)	50,217	49,313	50,218	50,214	50,174	50,086	49,738
Adjusted FFO per weighted average shares outstanding (diluted)	$1.46	$1.53	$0.73	$0.73	$0.75	$0.77	$0.76

Funds Available for Distribution (FAD)
Adjusted FFO	$73,512	$75,257	$36,789	$36,723	$37,424	$38,644	$37,781
Adjustments:
Straight-line rent adjustment	(3,947)	(4,710)	(1,726)	(2,221)	(2,053)	(2,199)	(2,231)
FAS 141 adjustment	(472)	(246)	(317)	(155)	(162)	(344)	(256)
Amortization of deferred financing fees	1,303	1,161	614	689	544	646	582
Capital expenditures	(22,693)	(17,694)	(12,214)	(10,479)	(14,987)	(10,077)	(8,209)
FAD	$47,703	$53,768	$23,146	$24,557	$20,766	$26,670	$27,667
Weighted average common shares, units and common shares equivalents (diluted)	50,217	49,313	50,218	50,214	50,174	50,086	49,738
Dividend per share	$1.120	$1.120	$0.560	$0.560	$0.560	$0.560	$0.560
Total dividend declared	$56,359	$55,766	$28,196	$28,163	$28,096	$28,065	$28,032
Payout ratio of Adjusted FFO	76.67%	74.10%	76.64%	76.69%	75.07%	72.62%	74.20%
Payout ratio of FAD	118.15%	103.72%	121.82%	114.68%	135.30%	105.23%	101.32%

(1) - Excludes depreciation and amortization not related to real estate.

(2) - Represents the minority interest attributable to holders of common partnership units. The units are included in the share count.

Supplemental Operating and Financial Data	Prentiss Properties Trust	2nd Quarter 2005

Calculation of NOI

(dollars in thousands)

	Six Months Ended		Three Months Ended
	6/30/2005	6/30/2004	6/30/2005	3/31/2005	12/31/2004	9/30/2004	6/30/2004
NOI
Net income	$22,006	$35,791	$9,303	$12,703	$14,078	$12,554	$18,792
Adjustments:
Interest expense and amortization of financing	38,885	35,139	20,292	18,593	17,992	18,231	17,736
Real estate depreciation and amortization	50,452	46,767	26,045	24,407	24,294	24,368	23,785
Minority interests share of interest expense and deferred financing	(1,516)	—	(830)	(686)	(574)	(372)	—
Minority interests share of depreciation and amortization	(3,009)	(2,124)	(1,578)	(1,431)	(1,377)	(1,181)	(1,303)
Other depreciation and amortization	330	252	178	152	163	144	123
Tax expenses	(546)	(451)	(210)	(336)	524	276	(43)
Minority interests applicable to common units	522	1,034	210	312	366	333	538
Minority interests applicable to preferred units	44	1,226	23	21	19	17	22
Loss on investment in securities	—	420	—	—	—	—	420
(Gain)/loss on sales, net of related defeasance cost	(17)	(6,091)	(2)	(15)	(3,593)	1,821	(4,775)
Loss from impairment of mortgage loan	—	—	—	—	2,900	—	—
Equity in income of unconsolidated joint ventures	845	(1,174)	1,543	(698)	(639)	(616)	(596)
Net operating income of unconsolidated joint ventures	5,565	5,754	2,638	2,927	2,914	2,904	2,883

NOI	$113,561	$116,543	$57,612	$55,949	$57,067	$58,479	$57,582

Supplemental Operating and Financial Data	Prentiss Properties Trust	2nd Quarter 2005

Prentiss Properties Trust

Consolidated Balance Sheets

(in thousands, except share and per share amounts)

	6/30/2005	3/31/2005	12/31/2004	9/30/2004	6/30/2004
Assets
Operating real estate:
Land	$369,160	$349,779	$341,321	$336,245	$345,089
Buildings and improvements	1,915,883	1,827,141	1,789,043	1,731,346	1,779,810
Less: accumulated depreciation	(257,923)	(245,518)	(234,007)	(224,748)	(221,575)

	2,027,120	1,931,402	1,896,357	1,842,843	1,903,324
Construction in progress	34,955	28,963	23,417	18,085	12,594
Land held for development	61,948	59,084	59,014	58,871	43,678
Deferred charges and other assets, net	287,405	269,015	260,283	236,392	233,238
Notes receivable, net	1,500	1,500	1,500	5,440	5,942
Receivables, net	61,272	55,910	55,772	54,841	51,030
Cash and cash equivalents	10,570	10,785	8,586	6,956	10,035
Escrowed cash	8,830	7,151	9,584	9,579	10,149
Investments in securities and insurance contracts	5,014	5,110	3,279	2,928	3,030
Investments in unconsolidated joint ventures	6,842	14,648	12,943	12,906	12,774
Interest rate hedges	3,286	7,242	2,804	2,107	5,099

Total assets	$2,508,742	$2,390,810	$2,333,539	$2,250,948	$2,290,893

Liabilities and Shareholders’ Equity
Liabilities:
Mortgages and notes payable	$1,393,100	$1,249,083	$1,191,911	$1,115,534	$1,103,992
Interest rate hedges	1,254	1,222	3,850	6,775	5,277
Accounts payable and other liabilities	100,395	89,059	105,304	93,255	82,706
Distributions payable	28,224	28,192	28,103	28,072	28,041

Total liabilities	1,522,973	1,367,556	1,329,168	1,243,636	1,220,016

Minority interest in operating partnership	23,440	24,613	24,990	26,790	27,738

Minority interest in real estate partnerships	44,905	62,029	35,792	30,858	77,843

Commitments and contingencies
Shareholders’ equity:
Preferred shares $.01 par value, 20,000,000 shares authorized, 3,773,585 shares issued and outstanding	100,000	100,000	100,000	100,000	100,000
Common shares $.01 par value, 100,000,000 shares authorized, 48,444,049 and 48,268,845 (includes 3,269,444 and 3,286,957 in treasury) shares issued and outstanding at June 30, 2005 and December 31, 2004, respectively	484	484	483	481	480
Additional paid-in capital	1,026,708	1,024,545	1,020,917	1,017,744	1,014,116
Common shares in treasury, at cost, 3,269,444 and 3,286,957 shares at June 30, 2005 and December 31, 2004, respectively	(82,379)	(82,376)	(82,694)	(82,505)	(82,159)
Unearned compensation	(5,700)	(6,491)	(3,386)	(3,827)	(4,254)
Accumulated other comprehensive income	2,599	6,595	(302)	(4,061)	564
Retained earnings/(distributions in excess of earnings)	(124,288)	(106,145)	(91,429)	(78,168)	(63,451)

Total shareholders’ equity	917,424	936,612	943,589	949,664	965,296

Total liabilities and shareholders’ equity	$2,508,742	$2,390,810	$2,333,539	$2,250,948	$2,290,893

Supplemental Operating and Financial Data	Prentiss Properties Trust	2nd Quarter 2005

Prentiss Properties Trust

Consolidated Statements of Income

(in thousands, except per share amounts)

	Six Months Ended		Three Months Ended
	6/30/2005	6/30/2004	6/30/2005	3/31/2005	12/31/2004	9/30/2004	6/30/2004
Revenues:
Rental income	$191,746	$171,920	$96,707	$95,039	$93,897	$91,008	$87,622
Service business and other income	6,556	6,416	3,506	3,050	4,277	3,216	2,928

	198,302	178,336	100,213	98,089	98,174	94,224	90,550

Operating expenses:
Property operating and maintenance	51,275	43,392	25,230	26,045	25,604	22,685	22,015
Real estate taxes	21,715	19,116	10,856	10,859	10,894	9,396	9,780
General and administrative and personnel cost	6,572	5,370	3,689	2,883	3,010	3,423	2,785
Expenses of service business	5,547	4,115	2,892	2,655	3,213	2,670	2,466
Depreciation and amortization	50,782	43,751	26,223	24,559	24,393	24,171	22,467

	135,891	115,744	68,890	67,001	67,114	62,345	59,513

Other expenses:
Interest expense	37,595	33,024	19,720	17,875	17,433	17,580	16,825
Amortization of deferred financing costs	1,290	1,133	572	718	559	651	568
Income from continuing operations before equity in income of unconsolidated joint ventures, loss on securities, impairment and minority interests	23,526	28,435	11,031	12,495	13,068	13,648	13,644
Equity in income of unconsolidated joint ventures	(845)	1,174	(1,543)	698	639	616	596
Loss on investment in securities	—	(420)	—	—	—	—	(420)
Loss from impairment of mortgage loan	—	—	—	—	(2,900)	—	—
Minority interests	(692)	(2,163)	(187)	(505)	(258)	(323)	(563)

Income from continuing operations	21,989	27,026	9,301	12,688	10,549	13,941	13,257
Discontinued operations:
Income from discontinued operations including impairment losses	—	2,920	—	—	44	390	942
Gain/(loss) from disposition of discontinued operations	17	10,185	2	15	3,593	(1,821)	10,185
Loss from debt defeasance related to sale of real estate	—	(5,316)	—	—	—	—	(5,316)
Minority interest related to discontinued operations	—	(246)	—	—	(108)	44	(182)

	17	7,543	2	15	3,529	(1,387)	5,629
Income before gain/(loss) on sale of land	22,006	34,569	9,303	12,703	14,078	12,554	18,886
Gain/(loss) on sale of land	—	1,222	—	—	—	—	(94)

Net income	22,006	35,791	9,303	12,703	14,078	12,554	18,792
Preferred dividends	(4,226)	(5,826)	(2,113)	(2,113)	(2,113)	(2,113)	(2,113)

Net income applicable to common shareholders	$17,780	$29,965	$7,190	$10,590	$11,965	$10,441	$16,679

Net income per common share - basic	$0.40	$0.68	$0.16	$0.24	$0.27	$0.23	$0.38

Weighted average number of common shares outstanding - basic	44,893	43,906	44,902	44,884	44,799	44,691	44,386

Net income per common share - diluted	$0.39	$0.68	$0.16	$0.23	$0.27	$0.23	$0.37

Weighted average number of common shares and common share equivalents outstanding-diluted	45,116	44,094	45,122	45,109	45,024	44,882	44,527

Supplemental Operating and Financial Data	Prentiss Properties Trust	2nd Quarter 2005

Joint Venture Financial Summary

As of and for the Quarter Ended June 30, 2005

(dollars in thousands)

	Unconsolidated Joint Ventures Prentiss Ownership %			Consolidated Joint Ventures Prentiss Ownership %
	Broadmoor Austin 50%	Tysons International (1) 25%	Unconsolidated Joint Ventures Total	Prentiss Office Investors 51%	Del Mar Heights 70%	Consolidated Joint Ventures Total
Results of Operations
Rental income before straight-line	$2,953	$265	$3,218	$3,696	$—	$3,696
Straight-line adjustment	(131)	(2)	(133)	238	—	238
Other income	1	4	5	8	1	9

Revenues	2,823	267	3,090	3,942	1	3,943
Property operating expenses	(414)	(38)	(452)	(1,480)	(2)	(1,482)
Depreciation and amortization	(530)	(73)	(603)	(1,642)	—	(1,642)
Interest expense	(1,194)	(97)	(1,291)	(825)	—	(825)
Amortization of deferred financing costs	—	(79)	(79)	(38)	—	(38)
Loss on extinguishment of debt(2)	—	(2,208)	(2,208)	—	—	—

Net income	$685	$(2,228)	$(1,543)	$(43)	$(1)	$(44)

Add:
Depreciation	530	73	603	1,642	—	1,642

Funds from operations	$1,215	$(2,155)	$(940)	$1,599	$(1)	$1,598

Add:
Interest expense	1,194	97	1,291	825	—	825
Amortization of deferred financing costs	—	79	79	38	—	38
Loss on extinguishment of debt	—	2,208	2,208	—	—	—

NOI	$2,409	$229	$2,638	$2,462	$(1)	$2,461

Balance Sheet Information
Real estate book value	$70,034	$—	$70,034	$99,994	$21,812	$121,806
Accumulated depreciation	(30,102)	—	(30,102)	(2,420)	—	(2,420)

Real estate book value after depreciation	$39,931	$—	$39,931	$97,574	$21,812	$119,386
Assets	$48,285	$—	$48,285	$120,434	$24,660	$145,094
Debt (3)	$64,244	$—	$64,244	$74,766	$13,313	$88,079
Equity	$(17,015)	$—	$(17,015)	$41,987	$8,562	$50,549

(1) - Represents Prentiss Properties 25% interest in Tysons results of operations prior to our acquisition of the remaining 75% interest in May 2005.

(2) - Represents 25% of the debt prepayment penalty incurred to prepay the debt concurrent with Prentiss Properties acquisition of the remaining 75% interest.

(3) - All joint venture debt is non-recourse.

Supplemental Operating and Financial Data	Prentiss Properties Trust	2nd Quarter 2005

Same Store Growth

(in thousands, except per share amounts)

		Three Months Ended June 30,
		2005	2004
Revenues:
Rental income		$81,482	$82,988
Less:
Straight-line rent adjustment		1,578	2,078
Termination fee income		219	500
Management and other fees, net		28	32

		79,713	80,442	-0.9%

Expenses:
Property operating and maintenance		21,558	21,394	0.8%
Real estate taxes		9,030	8,991	0.4%

		30,588	30,385	0.7%

		49,125	50,057	-1.9%

Occupancy		88.2%	90.5%

Properties	116

Square Feet	15,846

Supplemental Operating and Financial Data	Prentiss Properties Trust	2nd Quarter 2005

Portfolio Analysis: Operating Properties

	Percentage of NOI by Location and Building Type For the Quarter Ended 6/30/05			Percentage Leased by Location and Building Type at June 30, 2005			Rentable Square Footage (000s) of Properties by Location and Building Type at June 30, 2005
	Office	Industrial	Total	Office	Industrial	Total	Office	Industrial	Total	% of Total
Core Markets
Metropolitan Washington, D.C.	30.1%		30.1%	88.7%		88.7%	4,443		4,443	23.6%
Dallas / Fort Worth	20.4%		20.4%	87.8%		87.8%	4,718		4,718	25.1%
Chicago	12.3%	0.8%	13.2%	87.7%	82.1%	86.4%	2,227	682	2,909	15.5%
Austin	12.3%		12.3%	98.0%		98.0%	1,673		1,673	8.9%
Northern California	11.2%		11.2%	94.4%		94.4%	1,772		1,772	9.4%
San Diego	6.3%	1.2%	7.5%	93.5%	83.6%	91.0%	814	268	1,082	5.8%

Other Markets
Los Angeles		2.9%	2.9%		100.0%	100.0%		1,253	1,253	6.7%
Denver	1.6%		1.6%	65.4%		65.4%	709		709	3.8%
Detroit	0.9%		0.9%	89.7%		89.7%	242		242	1.3%

	95.1%	4.9%	100.0%	89.1%	92.5%	89.5%	16,598	2,203	18,801	100.0%

					Percentage of Total		88.3%	11.7%	100.0%

Notes:

(1) - Analysis relates to operating properties owned at the end of the period only.

(2) - Jointly owned properties are included at Prentiss Properties Trust’s ownership share.

Supplemental Operating and Financial Data	Prentiss Properties Trust	2nd Quarter 2005

Significant Tenants

June 30, 2005

Tenants	Number of Properties	Annualized Base Rental Revenue ($000)’s	Percentage of Company Annualized Base Rental Revenue	Square Feet Leased (000)’s	Percentage of Company Leased Sq. Ft.	Month of Lease Expiration (Sq.Ft. in 000’s)
IBM	4	18,576	6%	973	6%	3/06 (169); 1/08 (24); 8/08 (150); 9/09 (163); 3/11 (387); 1/13 (80)
Kaiser Foundation Health Plan	2	12,532	4%	407	2%	8/08 (24); 3/09 (23); 6/10 (24); 2/11 (313); 11/11 (23)
7-11, Inc.	1	9,652	3%	504	3%	4/07
Northrop Grumman Corporation	4	7,352	2%	267	2%	8/07 (73); 3/08 (168); 4/08 (26)
Bearingpoint, Inc. (1)	1	6,636	2%	239	1%	9/14
General Services Administration-U.S. Govt	5	5,790	2%	301	2%	1/06 (80); 2/06 (19); 2/07 (36); 4/07 (3); 10/12 (9); 2/13 (51); 9/13 (103)
CGI Group, Inc.	1	5,110	2%	264	2%	2/11
R.R. Donnelley	1	4,872	1%	257	2%	8/11
Aspen Systems Corporation	1	4,692	1%	208	1%	9/07
AT & T	2	4,597	1%	205	1%	4/06 (1); 12/06 (38); 5/09 (166)
SRA International	1	4,451	1%	183	1%	4/06 (23); 12/07 (84); 6/10 (76)
Americredit	1	4,403	1%	238	1%	5/11
Perot Systems	2	4,303	1%	161	1%	12/11 (71); 7/15 (90)
Burlington Resources	1	4,266	1%	199	1%	6/13
World Savings & Loan	2	4,056	1%	157	1%	12/07 (148); 2/10 (9)
Brandes Investments	1	3,997	1%	128	1%	9/11
National Union Fire Insurance (AIG)	1	3,993	1%	193	1%	2/09
Celanese Corporation	2	3,794	1%	215	1%	7/17
Thomson Corporation	2	3,752	1%	210	1%	5/11 (82); 7/13 (128)
HMSHost	1	3,365	1%	102	1%	12/06

Total:		120,189	37%	5,411	32%

Total Company		325,833		16,828

The above table sets forth a schedule of the Company’s 20 largest tenants including subsidiaries for the Operating Properties as of June 30, 2005, based upon annualized base rents. Annualized base rental revenue is based on actual June 2005 billings times 12. For leases whose rent commences after July 1, 2005, annualized base rental revenue is based on the first month’s billing times 12. As annualized base rental revenue is not derived from the historical GAAP results, historical results may differ from those set forth above.

The above table includes office and industrial properties, with Broadmoor Austin and Prentiss Office Investors, LP listed at their ownership percentage.

(1)	Lease guaranteed by KPMG, LLP.

Supplemental Operating and Financial Data	Prentiss Properties Trust	2nd Quarter 2005

Industry Diversification

June 30, 2005

Industry Classification	Annualized Base Rental Revenue ($000)’s	Percentage of Company Annualized Base Rental Revenue	Square Feet Leased (000)’s	Percentage of Total Company Leased Sq. Ft.
Computer Systems Design	54,889	17%	2,686	16%
Management / Scientific & Technical	33,824	10%	1,483	9%
Insurance Carriers	19,460	6%	1,024	6%
Legal Services	16,409	5%	706	4%
Ambulatory Health Care Services	16,171	5%	573	3%
Securities, Commodity / Other	13,766	4%	593	4%
Other Professional - Scientific	12,822	4%	610	4%
Architectural / Engineering	10,508	3%	416	2%
Commercial Banking	10,314	3%	519	3%
Food & Beverage Stores	9,837	3%	522	3%
Broadcasting / Telecommunication	8,902	3%	393	2%
Monetary Authority - Central Bank	8,716	3%	340	2%
Information Services / Data Processing	8,157	3%	379	2%
Real Estate	7,474	2%	371	2%
Computer/Electronic Product Manufacturing	6,818	2%	399	2%
Printing & Related Support	6,216	2%	358	2%
Chemical Manufacturing	5,647	2%	332	2%
Funds, Trusts & Other Financial	4,694	1%	261	2%
Warehousing / Storage Facilities	4,602	1%	891	5%
Food Services / Drinking Places	4,560	1%	253	2%
Accounting / Tax Preparation / Payroll	4,105	1%	178	1%
Publishing Industries	4,086	1%	193	1%
Specialized Design Services	3,932	1%	202	1%
Oil & Gas Extraction	3,865	1%	247	1%
Food Manufacturing	3,240	1%	206	1%
Educational Services	3,169	1%	187	1%
Housing/Urban Planning/Development	2,966	1%	197	1%
Administration / Support Service	2,722	1%	134	1%
Air Transportation	2,185	1%	94	1%
Miscellaneous Manufacturing	2,170	1%	384	2%
Other	29,607	9%	1,697	10%

Total:	325,833	100%	16,828	100%

The above table lists the Company’s 30 largest industry classifications based on annualized contractual base rent of the Operating Properties.

The Company’s tenants are classified according to the U.S. Government’s new North American Industrial Classification System (NAICS) which is replacing the Standard Industrial Code (SIC) system.

The above table includes office and industrial properties, with Broadmoor Austin and Prentiss Office Investors, LP listed at their ownership percentage.

Annualized base rental revenue is based on actual June 2005 billings times 12. For leases whose rent commences after July 1, 2005, annualized base rental revenue is based on the first month’s billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

Supplemental Operating and Financial data	Prentiss Properties Trust	2nd Quarter 2005

Leasing Activity Summary

For the Quarter Ended June 30, 2005

	6/30/05		% Leased at 3/31/05	KSF Leased at 3/31/05	KSF Expiring During Period	Leasing Activity (KSF) :				KSF Leased at 6/30/05	% Leased at 6/30/05	Cash Net Rent / SF		Straight-lined Net Rent /SF		% Increase of SL Net Rent
	KSF	%				Renew	Expand	New	Acquire			Expiring Leases	Leasing Activity	Expiring Leases	Leasing Activity
Office Properties
Oakland	1,466	8%	91%	1,329	(18)	15	10	29	0	1,365	93%	$19.58	$16.42	$19.13	$16.38	-14%
Silicon Valley	306	2%	72%	220	0	0	0	87	0	307	100%	*	$12.60	*	$12.96
San Diego	814	4%	93%	752	(56)	18	8	39	0	761	93%	$20.58	$21.49	$19.87	$22.75	14%
Chicago	2,227	12%	87%	1,944	(6)	0	3	12	0	1,953	88%	$17.08	$14.16	$16.33	$14.52	-11%
Austin	1,673	9%	98%	1,644	(43)	32	4	2	0	1,639	98%	$15.87	$10.74	$15.72	$10.81	-31%
Dallas	3,693	20%	85%	3,127	(68)	51	48	5	0	3,163	86%	$13.15	$9.51	$13.13	$9.88	-25%
Fort Worth	1,025	5%	96%	981	(15)	15	0	0	0	981	96%	$10.00	$12.00	$10.00	$12.00	20%
Northern Virginia	3,180	17%	95%	2,699	(42)	6	6	45	304	3,018	95%	$17.73	$15.64	$17.23	$16.78	-3%
Suburban Maryland	1,263	7%	76%	963	(48)	1	1	6	0	923	73%	$18.26	$15.35	$18.68	$16.33	-13%

Subtotal - Core Markets	15,647	83%	89%	13,659	(296)	138	80	225	304	14,110	90%	$16.65	$14.29	$16.33	$14.85	-9%

Denver	709	4%	70%	494	(42)	0	3	9	0	464	65%	$10.27	$7.57	$9.97	$7.61	-24%
Detroit	242	1%	90%	218	(8)	5	2	0	0	217	90%	$10.96	$15.24	$9.46	$14.30	51%

Subtotal - Other Markets	951	5%	75%	712	(50)	5	5	9	0	681	72%	$10.52	$10.40	$9.78	$10.07	3%

Total - Office Properties	16,598	88%	88%	14,371	(346)	143	85	234	304	14,791	89%	$16.34	$14.09	$16.00	$14.61	-9%

Industrial Properties
Los Angeles	1,253	7%	100%	1,253	(150)	150	0		0	1,253	100%	$7.11	$7.46	$6.83	$7.78	14%
San Diego	268	1%	85%	228	(72)	50	0	18	0	224	84%	$14.44	$14.86	$13.57	$14.95	10%
Chicago	682	4%	82%	560	0	0	0	0	0	560	82%

Total - Industrial Props.	2,203	12%	93%	2,041	(222)	200	0	18	0	2,037	92%	$9.40	$9.77	$8.93	$10.02	12%

Total Properties	18,801	100%	89%	16,412	(568)	343	85	252	304	16,828	90%

Notes:	The Leasing Activity Summary reflects activity for all operating properties. Rates for “Expiring Leases” relate to the lease previously occupying the space.

“Net Rent” means the fixed base rental amount paid by tenants under the terms of the related lease agreement less any portion of that base rent used by landlord to offset real estate taxes, utility charges, and other operating expenses incurred in connection with the leased space. Square footage shown at Prentiss Properties Trust’s ownership percentage.

*	No expiring comparable rates available as building was empty when purchased.

Supplemental Operating and Financial Data	Prentiss Properties Trust	2nd Quarter 2005

Year-To-Date Renewal Analysis

For the Period Ended June 30, 2005

	Q1 2005		Q2 2005		YTD 2005
Percentage of Tenants Retained on a Square Footage Basis	Expiring SF	Renewal Rate	Expiring SF	Renewal Rate	Expiring SF	Renewal Rate
Office	498	46%	346	49%	844	48%
Industrial	40	0%	222	90%	262	76%

Total	538	43%	568	65%	1,106	54%

	Q1 2005		Q2 2005		YTD 2005
Percentage of Tenants Retained on a Number of Leases Basis	Expiring Leases	Renewal Rate	Expiring Leases	Renewal Rate	Expiring Leases	Renewal Rate
Office	69	57%	48	73%	117	63%
Industrial	1	0%	3	33%	4	25%

Total	70	56%	51	71%	121	62%

Notes	: The calculation is based upon the percentage of expiring leases in the appropriate building with a tenant or subtenant being retained in the expiring space or an existing tenant expanding into the expiring space.

Supplemental Operating and Financial Data	Prentiss Properties Trust	2nd Quarter 2005

Lease Expirations

From July 1, 2005

Office Properties

		2005	2006	2007	2008	2009	2010	2011	2012	2013	2014	Thereafter
Southwest Office	Square Feet Expiring (000’s)	203	612	862	482	856	483	1,162	201	649	235	502
	Square Feet as a % of NRA	3%	9%	12%	7%	12%	7%	16%	3%	9%	3%	7%
	Annualized Base Rent in Expiring Year (000’s)	$3,305	$12,184	$16,242	$7,862	$17,615	$8,358	$23,595	$4,335	$11,887	$3,825	$8,882
	Annualized Base Rent PSF in Expiring Year	$16.28	$19.91	$18.84	$16.31	$20.58	$17.30	$20.31	$21.57	$18.32	$16.28	$17.69
	Number of Leases Expiring	29	44	42	49	45	25	16	7	9	6	6

Mid-Atlantic Office	Square Feet Expiring (000’s)	155	660	475	320	587	435	517	110	177	342	163
	Square Feet as a % of NRA	3%	15%	11%	7%	13%	10%	12%	2%	4%	8%	4%
	Annualized Base Rent in Expiring Year (000’s)	$4,005	$16,593	$12,145	$8,810	$16,653	$11,390	$12,915	$3,534	$5,182	$10,250	$5,006
	Annualized Base Rent PSF in Expiring Year	$25.84	$25.14	$25.57	$27.53	$28.37	$26.18	$24.98	$32.13	$29.28	$29.97	$30.71
	Number of Leases Expiring	21	42	39	24	39	22	12	3	4	5	6

Midwest Office	Square Feet Expiring (000’s)	35	201	138	204	176	160	408	222	243	60	323
	Square Feet as a % of NRA	1%	8%	6%	8%	7%	6%	17%	9%	10%	2%	13%
	Annualized Base Rent in Expiring Year (000’s)	$502	$4,399	$3,392	$3,628	$3,537	$3,150	$10,033	$4,956	$5,262	$1,366	$6,811
	Annualized Base Rent PSF in Expiring Year	$14.34	$21.89	$24.58	$17.78	$20.10	$19.69	$24.59	$22.32	$21.65	$22.77	$21.09
	Number of Leases Expiring	15	24	26	19	23	14	11	10	9	8	9

Northern California Office	Square Feet Expiring (000’s)	74	95	235	206	188	232	343	55	8	220	16
	Square Feet as a % of NRA	4%	5%	13%	12%	11%	13%	19%	3%	0%	12%	1%
	Annualized Base Rent in Expiring Year (000’s)	$2,169	$2,688	$6,838	$6,235	$5,468	$5,986	$11,261	$1,609	$275	$3,823	$541
	Annualized Base Rent PSF in Expiring Year	$29.31	$28.29	$29.10	$30.27	$29.09	$25.80	$32.83	$29.25	$34.38	$17.38	$33.81
	Number of Leases Expiring	22	15	24	12	16	8	3	2	1	1	1

Southern California Office	Square Feet Expiring (000’s)	47	120	129	106	107	92	128	1	17	14	0
	Square Feet as a % of NRA	6%	15%	16%	13%	13%	11%	16%	0%	2%	2%	0%
	Annualized Base Rent in Expiring Year (000’s)	$1,380	$2,940	$3,806	$2,970	$3,369	$3,128	$4,461	$58	$688	$497	$0
	Annualized Base Rent PSF in Expiring Year	$29.36	$24.50	$29.50	$28.02	$31.49	$34.00	$34.85	$58.00	$40.47	$35.50	$0.00
	Number of Leases Expiring	24	43	41	25	23	13	2	1	1	2	0

Total Office Properties	Square Feet Expiring (000’s)	514	1,688	1,839	1,318	1,914	1,402	2,558	589	1,094	871	1,004
	Square Feet as a % of NRA	3%	10%	11%	8%	12%	8%	15%	4%	7%	5%	6%
	Annualized Base Rent in Expiring Year (000’s)	$11,361	$38,804	$42,423	$29,505	$46,642	$32,012	$62,265	$14,492	$23,294	$19,761	$21,240
	Annualized Base Rent PSF in Expiring Year	$22.10	$22.99	$23.07	$22.39	$24.37	$22.83	$24.34	$24.60	$21.29	$22.69	$21.16
	Number of Leases Expiring	111	168	172	129	146	82	44	23	24	22	22

Note:	“Base Rent” means the fixed base rental amount paid by tenants under the terms of the related lease agreement. Base Rent may or may not include payments on account of base year real estate taxes, utility charges, and other operating expenses, according to the terms of the specific lease.

Note:	The above schedule represents remaining leasing exposure (expiring space with no signed lease to take the place of the expiring lease).

Supplemental Operating and Financial data	Prentiss Properties Trust	2nd Quarter 2005

Lease Expirations

From July 1, 2005

Industrial Properties

		2005	2006	2007	2008	2009	2010	2011	2012	2013	2014	Thereafter
Midwest Industrial	Square Feet Expiring (000’s)	13	202	28	267	50	0	0	0	0	0	0
	Square Feet as a % of NRA	2%	30%	4%	39%	7%	0%	0%	0%	0%	0%	0%
	Annualized Base Rent in Expiring Year (000’s)	$92	$711	$165	$988	$262	$0	$0	$0	$0	$0	$0
	Annualized Base Rent PSF in Expiring Year	$7.08	$3.52	$5.89	$3.70	$5.24	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
	Number of Leases Expiring	1	2	2	1	1	0	0	0	0	0	0

Southern California Industrial	Square Feet Expiring (000’s)	318	116	429	186	290	53	0	85	0	0	0
	Square Feet as a % of NRA	21%	8%	28%	12%	19%	3%	0%	6%	0%	0%	0%
	Annualized Base Rent in Expiring Year (000’s)	$1,491	$1,529	$2,962	$1,539	$2,164	$405	$0	$797	$0	$0	$0
	Annualized Base Rent PSF in Expiring Year	$4.69	$13.18	$6.90	$8.27	$7.46	$7.64	$0.00	$9.38	$0.00	$0.00	$0.00
	Number of Leases Expiring	4	4	6	4	8	2	0	2	0	0	0

Total Industrial Properties	Square Feet Expiring (000’s)	331	318	457	453	340	53	0	85	0	0	0
	Square Feet as a % of NRA	15%	14%	21%	21%	15%	2%	0%	4%	0%	0%	0%
	Annualized Base Rent in Expiring Year (000’s)	1,583	2,240	3,127	2,527	2,426	405	0	797	0	0	0
	Annualized Base Rent PSF in Expiring Year	$4.78	$7.04	$6.84	$5.58	$7.14	$7.64	$0.00	$9.38	$0.00	$0.00	$0.00
	Number of Leases Expiring	5	6	8	5	9	2	0	2	0	0	0

Note:	“Base Rent” means the fixed base rental amount paid by tenants under the terms of the related lease agreement. Base Rent may or may not include payments on account of base year real estate taxes, utility charges, and operating expenses, according to the terms of the specific lease.

Note:	The above schedule represents remaining leasing exposure (expiring space with no signed lease to take the place of the expiring lease).

Supplemental Operating and Financial data	Prentiss Properties Trust	2nd Quarter 2005

Lease Expirations for the Next Four Quarters

From July 1, 2005

Office Properties

		Qtr 3 2005	Qtr 4 2005	Qtr 1 2006	Qtr 2 2006	Total
Southwest Office	Square Feet Expiring (000’s)	95	108	227	207	637
	Square Feet as a % of NRA	1%	2%	3%	3%	9%
	Annualized Base Rent in Expiring Year (000’s)	$1,605	$1,700	$4,321	$3,951	$11,577
	Annualized Base Rent PSF in Expiring Year	$16.89	$15.74	$19.04	$19.09	$18.17
	Number of Leases Expiring	11	18	9	18	56

Mid-Atlantic Office	Square Feet Expiring (000’s)	70	85	115	227	497
	Square Feet as a % of NRA	2%	2%	3%	5%	11%
	Annualized Base Rent in Expiring Year (000’s)	$1,697	$2,308	$2,405	$4,505	$10,915
	Annualized Base Rent PSF in Expiring Year	$24.24	$27.15	$20.91	$19.85	$21.96
	Number of Leases Expiring	10	11	11	12	44

Midwest Office	Square Feet Expiring (000’s)	9	26	81	37	153
	Square Feet as a % of NRA	0%	1%	3%	1%	6%
	Annualized Base Rent in Expiring Year (000’s)	$66	$436	$1,799	$652	$2,953
	Annualized Base Rent PSF in Expiring Year	$7.33	$16.77	$22.21	$17.62	$19.30
	Number of Leases Expiring	4	11	8	3	26

Northern California Office	Square Feet Expiring (000’s)	4	70	31	31	136
	Square Feet as a % of NRA	0%	4%	2%	2%	8%
	Annualized Base Rent in Expiring Year (000’s)	$152	$2,017	$941	$922	$4,032
	Annualized Base Rent PSF in Expiring Year	$38.00	$28.81	$30.35	$29.74	$29.65
	Number of Leases Expiring	2	20	5	3	30

Southern California Office	Square Feet Expiring (000’s)	14	33	53	8	108
	Square Feet as a % of NRA	2%	4%	7%	1%	13%
	Annualized Base Rent in Expiring Year (000’s)	$371	$1,009	$1,369	$215	$2,964
	Annualized Base Rent PSF in Expiring Year	$26.50	$30.58	$25.83	$26.88	$27.44
	Number of Leases Expiring	9	15	18	6	48

Total Office Properties	Square Feet Expiring (000’s)	192	322	507	510	1,531
	Square Feet as a % of NRA	1%	2%	3%	3%	9%
	Annualized Base Rent in Expiring Year (000’s)	$3,891	$7,470	$10,835	$10,245	$32,441
	Annualized Base Rent PSF in Expiring Year	$20.27	$23.20	$21.37	$20.09	$21.19
	Number of Leases Expiring	36	75	51	42	204

Note:	“Base Rent” means the fixed base rental amount paid by tenants under the terms of the related lease agreement. Base Rent may or may not include payments on account of base year real estate taxes, utility charges, and other operating expenses, according to the terms of the specific lease.

Note:	The above schedule represents remaining leasing exposure (expiring space with no signed lease to take the place of the expiring lease).

Supplemental Operating and Financial data	Prentiss Properties Trust	2nd Quarter 2005

Lease Expirations for the Next Four Quarters

From July 1, 2005

Industrial Properties

		Qtr 3 2005	Qtr 4 2005	Qtr 1 2006	Qtr 2 2006	Total
Midwest Industrial	Square Feet Expiring (000’s)	13	0	0	0	13
	Square Feet as a % of NRA	2%	0%	0%	0%	2%
	Annualized Base Rent in Expiring Year (000’s)	$92	$0	$0	$0	$92
	Annualized Base Rent PSF in Expiring Year	$7.08	$0.00	$0.00	$0.00	$7.08
	Number of Leases Expiring	1	0	0	0	1

Southern California Industrial	Square Feet Expiring (000’s)	106	212	63	53	434
	Square Feet as a % of NRA	7%	14%	4%	3%	29%
	Annualized Base Rent in Expiring Year (000’s)	$796	$695	$888	$641	$3,020
	Annualized Base Rent PSF in Expiring Year	$7.51	$3.28	$14.10	$12.09	$6.96
	Number of Leases Expiring	2	2	2	2	8

Total Industrial Properties	Square Feet Expiring (000’s)	119	212	63	53	447
	Square Feet as a % of NRA	5%	10%	3%	2%	20%
	Annualized Base Rent in Expiring Year (000’s)	888	695	888	641	$3,112
	Annualized Base Rent PSF in Expiring Year	$7.46	$3.28	$14.10	$12.09	$6.96
	Number of Leases Expiring	3	2	2	2	9

Note:	“Base Rent” means the fixed base rental amount paid by tenants under the terms of the related lease agreement. Base Rent may or may not include payments on account of base year real estate taxes, utility charges, and other operating expenses, according to the terms of the specific lease.

Note:	The above schedule represents remaining leasing exposure (expiring space with no signed lease to take the place of the expiring lease).

Supplemental Operating and Financial data	Prentiss Properties Trust	2nd Quarter 2005

Development, Leasing and

Capital Expenditures Summary

	(000s) For the Three Months Ended
	6/30/2005	3/31/2005	12/31/2004	9/30/2004	6/30/2004
Development (1)	$5,169	$3,948	$3,866	$3,901	$655
Re-development (2)	1,453	454	491	1,020	453

Subtotal Developments	6,622	4,402	4,357	4,921	1,108

Incremental Leasing Costs (3)	2,108	3,902	4,127	2,904	1,843
Incremental Capital Expenditures (4)	196	476	690	188	73

Subtotal Incremental	2,304	4,378	4,817	3,092	1,916

Non-incremental Leasing Costs (5)	10,096	8,170	13,179	9,008	7,449
Non-incremental Capital Expenditures (5)	2,118	2,309	1,808	1,069	760

Subtotal Non-Incremental	12,214	10,479	14,987	10,077	8,209

Total Capital Expenditures	$21,140	$19,259	$24,161	$18,090	$11,233

(1)	Development includes all new construction costs related to base building and all costs associated with leasing these new properties.

(2)	Redevelopment costs are related to 123 North Wacker and 5480 Great America Parkway. We classify projects as redevelopments if we make substantial improvements to the property, which change the character of the asset and result in development type returns on capital. Since our IPO, 123 North Wacker, Park West at Dulles and 5480 Great America Parkway are the only redevelopments we have done.

(3)	Incremental Leasing Costs include costs to lease any shell space in our developments after they have been moved to our operating portfolio. Incremental Leasing Costs also include costs to lease shell or vacant space acquired by acquisition.

(4)	Incremental Capital Expenditures include costs incurred to expand rentable square footage in a project or are capital improvements that we identified as necessary at the time of acquisition and are then completed as soon as practicable and possible after acquisition. Additionally, costs of major renovations that raise the class level of the property are considered Incremental Capital Expenditures.

(5)	Non-incremental leasing costs are all leasing costs that are not incremental leasing costs. All capital expenditures that are not incremental capital expenditures are non-incremental capital expenditures.

Supplemental Operating and Financial Data	Prentiss Properties Trust	2nd Quarter 2005

Capital Expenditures Detail

For the Quarter Ended June 30, 2005

(000s)

Incremental

	Common Area	Landscaping & Parking Lot	Base Building	Roofing	Other	Total
Office	$2	$0	$178	$0	$16	$196
Industrial	—	—	—	—	—	—

Total	$2	$0	$178	$0	$16	$196

Non-Incremental

	Common Area	Landscaping & Parking Lot	Base Building	Roofing	Other	Total
Office	$391	$241	$616	$576	$137	$1,961
Industrial	—	41	116	—	—	157

Total	$391	$282	$732	$576	$137	$2,118

Supplemental Operating and Financial Data	Prentiss Properties Trust	2nd Quarter 2005

Year-To-Date Non-Incremental Leasing Cost Analysis

For the Period Ended June 30, 2005

	Q1 2005				Q2 2005				Total 2005
Office	KSF	Ave. Term in Yrs	Leasing Cost / Sq Ft		KSF	Ave. Term in Yrs	Leasing Cost / Sq Ft		KSF	Ave. Term in Yrs	Leasing Cost / Sq Ft
			for Term	per Year			for Term	per Year			for Term	per Year
Renewals	210	4.4	$13.31	$3.03	143	3.9	$5.55	$1.42	353	4.2	$10.17	$2.42
Expansions	53	5.1	$24.14	$4.72	73	7.9	$19.02	$2.42	126	6.7	$21.17	$3.15
New Leases	233	7.6	$28.26	$3.72	114	4.6	$19.35	$4.25	347	6.6	$25.33	$3.83

	496	6.0	$21.49	$3.59	330	5.0	$13.30	$2.65	826	5.6	$18.22	$3.25

	Q1 2005				Q2 2005				Total 2005
	KSF	Ave. Term in Yrs	Leasing Cost / Sq Ft		KSF	Ave. Term in Yrs	Leasing Cost / Sq Ft		KSF	Ave. Term in Yrs	Leasing Cost / Sq Ft
Industrial			for Term	per Year			for Term	per Year			for Term	per Year
Renewals	—	—	$0.00	$0.00	200	3.4	$1.65	$0.48	200	3.4	$1.65	$0.49
Expansions	—	—	$0.00	$0.00	—	—	$0.00	$0.00	0	—	$0.00	$—
New Leases	146	1.0	$0.02	$0.02	18	7.0	$25.60	$3.66	164	1.7	$2.83	$1.70

	146	1.0	$0.02	$0.02	218	3.7	$3.63	$0.98	364	2.6	$2.18	$0.83

Supplemental Operating and Financial Data	Prentiss Properties Trust	2nd Quarter 2005

Non-Incremental Leasing Cost Analysis By City

For the Quarter Ended June 30, 2005

				Renewals						Expansions						New Leases
Property	NRA KSF	No. of Leases	KSF	Ave. Term in Years	Weighted Average Leasing Costs		S/L Net Rent	No. of Leases	KSF	Ave. Term in Years	Weighted Average Leasing Costs		S/L Net Rent	No. of Leases	KSF	Ave. Term in Years	Weighted Average Leasing Costs		S/L Net Rent
					/SF	/SF/Yr					/SF	/SF/Yr					/SF	/SF/Yr
Office Properties
Oakland Properties	1,466	4	15	5.8	$10.74	$1.85	$19.79	1	1	6.6	$17.25	$2.61	$16.61	1	3	5.2	$12.35	$2.38	$19.31
Silicon Valley	306	0	0	0.0	$0.00	$0.00	$0.00	0	0	0.0	$0.00	$0.00	$0.00	0	0	0.0	$0.00	$0.00	$0.00
San Diego Properties	814	8	18	3.1	$6.38	$2.06	$20.74	3	8	6.5	$14.02	$2.16	$26.97	9	35	4.5	$21.76	$4.84	$22.82
Denver Properties	709	0	0	0.0	$0.00	$0.00	$0.00	1	3	1.0	$0.37	$0.37	$9.65	2	9	4.1	$11.33	$2.76	$6.93
Chicago Properties	2,227	0	0	0.0	$0.00	$0.00	$0.00	0	0	0.0	$0.00	$0.00	$0.00	2	9	3.8	$12.06	$3.17	$12.10
Detroit Properties	242	1	5	6.3	$22.09	$3.51	$14.75	1	2	5.3	$16.06	$3.03	$13.18	0	0	0.0	$0.00	$0.00	$0.00
Austin Properties	1,673	8	32	1.3	$1.59	$1.22	$10.55	2	4	4.4	$21.94	$4.99	$11.43	1	2	15.0	$41.62	$2.77	$13.83
Dallas Properties	3,693	5	51	5.7	$6.59	$1.16	$10.13	3	48	9.4	$21.70	$2.31	$9.96	1	5	7.5	$22.91	$3.05	$6.60
Fort Worth Properties	1,025	1	15	3.0	$0.93	$0.31	$12.00	0	0	0.0	$0.00	$0.00	$0.00	0	0	0.0	$0.00	$0.00	$0.00
Northern Virginia Properties	3,180	2	6	0.9	$0.93	$1.03	$14.95	2	6	4.5	$12.69	$2.82	$14.15	5	45	4.2	$20.37	$4.85	$17.38
Suburban Maryland	1,263	1	1	3.0	$1.43	$0.48	$22.67	1	1	6.0	$20.19	$3.37	$16.36	1	6	3.0	$13.71	$4.57	$15.27

Subtotal - Office Properties	16,598	30	143	3.9	$5.55	$1.42	$13.22	14	73	7.9	$19.02	$2.42	$12.50	22	114	4.6	$19.35	$4.25	$17.21

Industrial Properties
Los Angeles Properties	1,253	3	150	4.3	$2.15	$0.50	$7.78	0	0	0.0	$0.00	$0.00	$0.00	0	0	0.0	$0.00	$0.00	$0.00
San Diego Properties	268	1	50	0.8	$0.17	$0.21	$15.24	0	0	0.0	$0.00	$0.00	$0.00	1	18	7.0	$25.60	$3.66	$14.13
Chicago Properties	682	0	0	0.0	$0.00	$0.00	$0.00	0	0	0.0	$0.00	$0.00	$0.00	0	0	0.0	$0.00	$0.00	$0.00

Subtotal - Industrial Properties	2,203	4	200	3.4	$1.65	$0.48	$9.64	0	0	0.0	$0.00	$0.00	$0.00	1	18	7.0	$25.60	$3.66	$14.13

Total Properties	18,801	34	343	3.6				14	73	7.9				23	132	4.9

Note:	Square footage shown at Prentiss’ ownership percentage. Straight-lined Net Rent represents base rent straight-lined over the term of the lease, net of any operating cost recovery portion of base rent.

Supplemental Operating and Financial Data	Prentiss Properties Trust	2nd Quarter 2005

Summary of Land Held for Future Development

Quarter Ended June 30, 2005

(in thousands, except acres)

Project	Market	Acres		Buildable Square Feet	Month of Acquisition	Cost Basis (1)	Comments
Land for Office Development
Park West Commerce Center	Dallas/Fort Worth	7.400		160	Jun-97	$1,449	Adjacent to IBM Call Center and Lakeview Center.
Park West C-1	Dallas/Fort Worth	4.700		350	Jun-97	1,851	Adjacent to Park West C-2.
Oakland B Site	San Francisco Bay Area	0.867		300	Mar-98	2,312	Adjacent to World Savings Center in Lake Merritt Financial District.
WestPoint II	Dallas/Fort Worth	5.300		150	Apr-98	2,757	Adjacent to WestPoint I.
Natomas Corporate Center IV	Sacramento	10.933		176	Apr-98	3,484	Within the Natomas Corporate Center office park.
Millennium Center	Dallas/Fort Worth	4.500		89	Sep-98	—	Adjacent to previously developed building. Cost carried by developed bldg.
South Lake at Dulles Corner	Metro. Washington, DC	7.476		265	Dec-00	11,197	Adjacent to Park West at Dulles Corner.
The Park at Barton Creek	Austin	20.630		211	Jun-01	5,893	Located in Southwest Austin near Barton Skyway.
Westlake at Dulles Corner II	Metro. Washington, DC	see note	(2)	200	Jul-01	1,144	Adjacent to Park West at Dulles Corner.
Two Kaiser Plaza (see note 3)	San Francisco Bay Area	1.025		300	Dec-03	6,061	Adjacent to the Ordway in Lake Merritt Financial District.
Cityplace	Dallas/Fort Worth	3.000		600	May-04	1,900	Adjacent to Cityplace.
Great America Parkway	Silicon Valley	see note	(2)	230	May-04	6,670	Adjacent to 5500 Great America Parkway.
Gateway at Torrey Hills	San Diego	7.700		200	Jul-04	15,218	Located in Del Mar Heights.
2150 Franklin	San Francisco Bay Area	0.650		200	Jun-05	2,012	Adjacent to 2101 Webster.

Total Land Held for Future Development		74.181		3,431		$61,948

NOTES:	In addition to the land listed above, the Company owns 5.7 acres which can accommodate a 147,000 sf expansion of its 16801 S. Exchange Industrial Property in Chicago.

(1) - The cost basis includes purchase price plus development costs. Interest and carry cost are not capitalized.

(2) - Not yet subdivided.

(3) - Purchase price includes the right to lease spaces in a parking structure.

Supplemental Operating and Financial Data	Prentiss Properties Trust	2nd Quarter 2005

Summary of Development Activity

Quarter Ended June 30, 2005

(in thousands)

Currently Under Construction

Project	Market	Square Feet	Start Date	Shell Completion Date	% Leased	% Leased & Committed	Estimated Cost	Cost - to-Date	Projected Stabilized Cash on Cash Return
High Bluff at Del Mar	San Diego	158	Jun-04	Aug-05	65%	70%	$48,064	$34,955	8.8%

Office Developments in Process		158			65%	70%	$48,064	$34,955	8.8%

NOTES:	-	The company owns 70% of this consolidated joint venture.

	-	Additional information on this project is provided on the following page.

	-	Leasing figures are updated through July 18, 2005.

	-	Capitalized interest for the quarter totaled approximately $379,000 and is presented at 100%.

Supplemental Operating and Financial Data	Prentiss Properties Trust	2nd Quarter 2005

High Bluff Ridge at Del Mar

Del Mar, California

Property Description

High Bluff Ridge will consist of one three-story and one four-story Class “A” office buildings both with subterranean parking and a stand-alone 152-stall parking structure. Upon completion, the project will total approximately 157,859 net rentable square feet and provide a total of 616 parking spaces. High Bluff Ridge will be constructed on 7.8 acres of the San Diego Corporate Center, a 102-acre master planned office park.

High Bluff Ridge will be constructed of structural steel framing and stone exteriors. The floor plates, which range from 21,000 square feet to 23,000 square feet, are designed with saw-toothed corners to maximize corner office window lines. Each floor will provide the capability to design up to 12 potential corner offices. Bay depths are an ideal size, ranging for the most part between 40 and 45 feet. The lobbies will feature multi-level atriums with stone tiled floors. Suites will be individually metered. Tenant controlled energy efficient water loop heat pump systems will provide heating, ventilation and air conditioning. The building will be fully sprinklered and offer enclosed hydraulic elevators. A centralized courtyard and water feature located between the two buildings will offer tenants exterior seating areas in a parklike setting.

High Bluff Ridge is located in Del Mar Heights, one of the best performing and most desirable office submarkets in San Diego. The project is located on High Bluff Drive at the northern entrance of the San Diego Corporate Center and can access Interstate 5 from either the Del Mar Heights Road or Carmel Valley off ramps. Excellent views and visibility are achieved by virtue of the location at Interstate 5.

Property Facts

Location:	12481-12531 High Bluff Drive
Type:	Office
Buildings:	2
Floors:	3/4
Net Rentable SF:	157,859
Construction Start Date:	June 2004
Completion Date:	August 2005
Percentage Pre-leased:	65%

Major Tenants

Tenant	SF	% of Building
Morrison Foerster	80,005	50.7%
Bernstein Litowitz Berger &	21,888	13.9%
Grossman, LLP

Supplemental Operating and Financial Data	Prentiss Properties Trust	2nd Quarter 2005

Acquisition and Disposition Activity

Rolling Twelve Months Ended June 30, 2005

(in thousands)

Acquisitions	Market	Submarket	No. of Buildings	Square Feet (1)	Transaction Month	Price (1)
2101 Webster	Northern California	Lake Merritt	1	459	Oct-04	$64,750
Lakeside Point I&II	Chicago	North Suburbs	2	198	Oct-04	32,600
President’s Plaza I&II	Metro. Washington, DC	Reston/Herndon	2	197	Feb-05	51,500
Tysons International Partners (2)	Metro. Washington, DC	Tysons Corner	2	456	May-05	103,200

			7	1,310		$252,050

Dispositions
Shadowridge Business Center	San Diego	Vista	4	91	Jul-04	$10,200
One Westchase	Houston	Westchase	1	466	Aug-04	44,250
1800 Sherman	Chicago	North Suburbs	1	136	Nov-04	18,200

			6	693		$72,650

(1)	Represents 100% of square footage and purchase price regardless of ownership interest.

(2)	Prentiss Properties held a 25% interest in the Tyson’s properties, 1676 International Drive and 8260 Greensboro prior to our acquisition of the remaining interest in May 2005. Purchase price represents amount paid for the 75% interest not previously owned.

Supplemental Operating and Financial Data	Prentiss Properties Trust	2nd Quarter 2005

1676 International Drive

Tysons Corner, Virginia

Property Description

1676 International Drive is a new thirteen-story office building situated on 2.9 acres. There are four above grade parking levels and three below grade parking levels. The site is improved with an asphalt-paved surface parking, sidewalks, and landscaping.

1676 International Drive is located in Tysons Corner on “The Hill,” one block from The Galleria at Tysons Corner. The property can be accessed from Route 7 and is proximate to Interstates 495, 66, and the Dulles Access Road. The building is directly adjacent to 8260 Greensboro Drive, and shares parking with it.

Property Facts

Location	1676 International Drive
Metropolitan Area	Tyson’s Corner, Virginia
Property Type	Office
Net Rentable SF	295,414
Percentage Leased	100%
Year Developed	1999
Acquisition Date	See Note
Acres of Land	2.9
Number of Buildings	1
Number of Floors	13

Leasing

Tenant	SF	% of Building
Bearingpoint, Inc.	235,206	79.6%
Shaw Pittman Potts & Trowbridge	25,602	8.7%
Other Tenants	34,606	11.7%

	295,414	100%

NOTE:	The Company acquired a 25% interest in the partnership owning this asset in April 2001. Effective May 2005, the Company owns 100% of the property.

Supplemental Operating and Financial Data	Prentiss Properties Trust	2nd Quarter 2005

8260 Greensboro Drive

Tysons Corner, Virginia

Property Description

8260 Greensboro Drive is a six-story, brick office building located adjacent to 1676 International Drive. The building is situated in Tyson's Corner on approximately 3.5 acres to the west of Greensboro Drive, the east of International Drive and the south of Westpark Drive. The building is adjacent to the Sport and Health Fitness Center, and contains some ground floor retail tenants including a day care center and restaurant.

8260 Greensboro Drive is located in Tysons Corner on “The Hill,” one block from The Galleria at Tysons Corner. The property can be accessed from Route 7 and is proximate to Interstate 495, 66 and the Dulles Access Road. The building shares parking with 1676 International Drive.

Property Facts

Location	8260 Greensboro Drive
Metropolitan Area	Tysons Corner, Virginia
Property Type	Office
Net Rentable SF	161,079
Percentage Leased	87.8%
Year Developed	1980
Acquisition Date	See Note
Acres of Land	3.5
Number of Buildings	1
Number of Floors	7

Leasing

Tenant	SF	% of Building
DDL Omni Engineering	28,789	17.9%
Red Hat, Inc.	16,950	10.5%
Vitalspring Technology	13,653	8.5%
F5 Networks	12,122	7.5%
Tysons Corner Childrens	8,219	5.1%
Princeton Information	7,836	4.9%
Other Tenants	53,822	33.4%

	141,391	87.8%

NOTE:	The Company acquired a 25% interest in the partnership owning this asset in April 2001. Effective May 2005, the Company owns 100% of the property.

Supplemental Operating and Financial Data	Prentiss Properties Trust	2nd Quarter 2005

Summary of Properties Owned and Managed

June 30, 2005

	Rentable Square Footage (000s)
Core Markets	Owned	Managed	Total
Metropolitan Washington, D.C.	4,443	5,663	10,106
Dallas/Fort Worth	4,718	496	5,214
Northern California	1,772	1,580	3,352
Chicago	2,909	329	3,238
Austin	1,673	559	2,232
San Diego	1,082	220	1,302

Subtotal - Core Markets	16,597	8,847	25,444

Other Markets
Los Angeles	1,253	17	1,270
Denver	709		709
Suburban Detroit	242	3	245

Subtotal - Other Markets	2,204	20	2,224

Total - All Markets	18,801	8,867	27,668

Supplemental Operating and Financial Data	Prentiss Properties Trust	2nd Quarter 2005

Selected Property Data

As of June 30, 2005

Operating Properties	Submarket	# of Bldgs.	Rentable SF (000’s)	% Leased	Rent Per SF (2)	# of Leases	Major Tenants (3) :
Office Properties in Core Markets
1676 International Drive	Tysons Corner	1	295	100%	$31.44	5	Bearing Point (236); Shaw Pittman Potts (26)
2411 Dulles Corner Road	Herndon	1	177	96%	$28.62	6	Grumman (130); Lockheed Martin(21)
13825 Sunrise Valley Drive	Herndon	1	106	98%	$26.23	3	Northrup Grumman (64); Federal Network (27)
3130 Fairview Park Drive	Merrifield	1	183	100%	$32.90	3	Lewin Quintiles (103); Microstrategy (78)
3141 Fairview Park Drive	Merrifield	1	192	91%	$27.32	32	Hewlett Packard (18); AXA Advisors (17)
4401 Fair Lakes Court	Fairfax	1	61	92%	$29.40	6	CC Pace Resources (35); Senior’s Coalition (6)
6600 Rockledge Drive	Bethesda	1	156	100%	$33.43	3	Host Marriott (102); Crestline Capital (27)
7101 Wisconsin Avenue	Bethesda	1	237	66%	$30.72	32	BDO Seidman (34); Automotive Aftermarket (17)
8260 Greensboro	Tysons Corner	1	161	88%	$23.87	27	DDL Omni Engineering (29); Vital (14)
8521 Leesburg Pike	Tysons Corner	1	151	79%	$22.43	10	Lessard Architects (44); Hyland Financial (21)
12601 Fair Lakes Circle	Fairfax	1	264	100%	$27.80	1	CGI Group, Inc.P50 (264)
Calverton Office Park	Beltsville	3	307	54%	$21.83	14	FBI (61); AT&T (38)
Campus Point	Reston	1	172	100%	$20.71	1	Verizon (172)
Fairmont Building	Bethesda	1	124	97%	$28.87	9	Chevy Chase Bank (60); Gallager (21)
Greenwood Center	Fairfax	1	150	87%	$24.37	6	Mantech Int’l (66); Tasc, Inc. (32)
Oakwood Center	Fairfax	1	128	98%	$23.79	18	Logicon (41); SI Int’l (37)
Park West at Dulles	Herndon	1	152	100%	$29.88	2	Deltek Systems, Inc. (81); Perot Systems Corp (70)
Plaza 1900	Tysons Corner	1	203	100%	$23.65	2	AT&T (167); Nat’l Captioning Institute (36)
Research Office Center	North Rockville	3	439	74%	$26.99	11	Aspen (208); BCE (63)
Computer Associates(1)(4)	Herndon	1	116	100%	$26.42	1	Computer Associates (116)
President’s Plaza (1)(4)	Reston	2	100	88%	$25.10	9	Airbus (26); RCN Startec (13)
Willow Oaks I - III	Merrifield	3	569	92%	$25.39	16	SRA (107); Perot (90): SRA (75)

Metro. Washington, D.C.		29	4,443	89%	$26.78	217

Bachman East & West	Preston Center	2	196	95%	$18.32	19	Prentiss Properties (39); First Worthing (37)
Burnett Plaza	Ft. Worth CBD	1	1,025	96%	$23.25	37	AmeriCredit (238); Burlington Resources (199); GSA/HUD (102); Practitioners Publishing (82); Voyager Indemnity (73); Cantey Hanger (63); SEC (51).
Cityplace Center	Central Expressway	1	1,296	86%	$18.84	21	7-Eleven (504); Homecomings Financial (177); RBC Dain Rauscher (105); Silber Pearlman (63): AON (57)
Cottonwood Office Center	Las Colinas	3	165	88%	$15.31	7	Liberty Mutual Life (110); Lexington Service Associates (26)
IBM Call Center	Las Colinas	1	150	100%	$17.63	1	IBM (150)
Lakeview Center	Las Colinas	1	101	100%	$14.90	5	Value Options (62); Aramark Services (13)
Millennium Center	Richardson/Plano	1	99	0%	$—	—
Park West C2	Las Colinas	1	349	83%	$26.58	13	IBM (163); Seibel Systems (36)
Park West C3	Las Colinas	1	339	81%	$20.85	22	IBM (104); Summit Alliance (20)
Park West E1	Las Colinas	1	183	100%	$19.53	1	Celanese (183)
Park West E2	Las Colinas	1	201	67%	$11.07	8	Centex (85), Virtual Money (5)
Walnut Glen Tower	Central Expressway	1	464	96%	$21.44	36	AIG (193); Metro PCS (50)
WestPoint Office Property	Las Colinas	1	150	95%	$23.65	5	GenPass Technologies (79); MedSynergies (27)

Dallas/Fort Worth		16	4,718	88%	$19.96	175

123 North Wacker	West Loop (Chicago CBD)	1	541	97%	$36.28	45	Morton Int’l (79); Meckler Bulger (57)
1717 Deerfield Road	North Suburbs	1	141	100%	$18.37	2	Dade Behring (117); Warady & Davis (24)
Lakeside Point I & II (1)(4)	North Suburbs	2	101	100%	$24.33	1	Abbott Labs (101)
701 Warrenville Road	East-West Tollway	1	67	91%	$23.37	6	T-Systems (35); Zenith Insurance (10)
Bannockburn Centre	North Suburbs	1	257	100%	$24.13	1	Moore North America (257)
Corporetum Office Campus	East-West Tollway	5	322	82%	$17.99	24	Nat’l Louis Univ (86); United Healthcare Services (41)
O’Hare Plaza II	O’Hare	1	236	66%	$28.28	19	Lincoln Financial (25); T-6 Partners (23)
One O’Hare Centre	O’Hare	1	380	70%	$26.33	32	First Union (34); Colliers, Bennett (31)
410 Warrenville	East-West Tollway	1	60	100%	$16.52	1	Ikon (60)
Corporate Lakes II (1)(4)	East-West Tollway	1	63	100%	$27.12	3	Unilever (61); GE Polymerland (3)
Salton	North Suburbs	1	59	100%	$30.62	1	Salton, Inc. (59)

Chicago		16	2,227	88%	$26.68	135

Supplemental Operating and Financial Data	Prentiss Properties Trust	2nd Quarter 2005

Selected Property Data

As of June 30, 2005

Operating Properties	Submarket	# of Bldgs.	Rentable SF (000’s)	% Leased	Rent Per SF (2)	# of Leases	Major Tenants (3) :
5500 Great America Parkway	Silicon Valley (Santa Clara)	3	306	100%	$14.86	2	Hyperion Solutions (220); Atheros Communications (87)
Lake Merritt Tower I	Lake Merritt (Oakland CBD	1	204	95%	$31.55	9	Health Net (67); CH2MHill (63)
The Ordway	Lake Merritt (Oakland CBD	1	531	98%	$32.47	48	Kaiser FHP (312); Morgan Stanley(20)
2101 Webster	Lake Merritt (Oakland CBD	1	459	83%	$27.57	29	Kaiser (94); Morgan Stanley DW (68);
World Savings Center	Lake Merritt (Oakland CBD	1	272	98%	$30.82	17	World Saving & Loan Assoc. (148); Burnham/Brown (48)

Northern California		7	1,772	94%	$27.80	105

Carlsbad Pacific Center I-III	Carlsbad	3	130	99%	$28.85	38	National University (19); HQ Global Workplace (17)
Carlsbad Pacifica	Carlsbad	1	49	71%	$27.63	9	UBS PaineWebber (10); Atvantage (6)
Del Mar Gateway	Del Mar	1	164	100%	$33.87	4	Brandes (128); US Bank (29)
Executive Center Del Mar	Del Mar	2	113	99%	$31.05	18	Oracle Corp. (16); Granite (13)
Plaza I & II	Carlsbad	2	89	90%	$26.99	21	Camp, Dresser & McKee (23); Gatzke Dillon (12)
The Campus	Carlsbad	1	45	91%	$25.51	9	Physical Rehab (11); Technology Associates (11)
The Bluffs (1)(4)	Rancho Bernardo	1	35	97%	$31.18	15	1st Choice Executive Suites (9); The University of Phoenix (6)
Camino West Corporate Park(1)(4)	Carlsbad	1	28	89%	$22.13	6	Verizon CA (9), Nat’l Search Assoc. (5)
Carlsbad Airport Plaza(1)(4)	Carlsbad	1	32	78%	$26.11	17	Network Inference (6), Careercast, Inc. (4)
La Place Court (1)(5)	Carlsbad	2	41	93%	$23.01	17	First Community Bank (9); Nexprise, Inc. (5)
Pacific Ridge Corporate Centre (1)(4)	Carlsbad	2	62	87%	$28.95	12	The McGraw-Hill Company (16); Western Pacific (11)
Pacific View Plaza (1)(4)	Carlsbad	1	26	92%	$26.92	9	HI/FN (8); GMS Realty LLC (8)

San Diego		18	814	93%	$29.12	175

Barton Skyway I	Southwest Austin	1	195	99%	$26.90	12	Intel (123); Blakely, Sokaloff & Zaf (21)
Barton Skyway II	Southwest Austin	1	196	100%	$24.96	3	Sigmatel (94); Billing Concepts/Aptis (76)
Barton Skyway III	Southwest Austin	1	173	100%	$29.82	9	Gray Cary (60); Humana (38)
Barton Skyway IV	Southwest Austin	1	223	100%	$27.03	5	Vignette (110); Oneok, Inc.(53)
Broadmoor Austin(1)(5)	Northwest Austin	7	556	100%	$18.99	2	IBM (556)
Cielo Center	Southwest Austin	3	271	88%	$23.11	35	Partner’s Holdings (42); Arm Inc. (34)
Spyglass Point	Southwest Austin	1	59	100%	$29.09	5	Davis & Wilkerson (30); Keller Williams (18)

Austin		15	1,673	98%	$23.83	71

Subtotal Office Properties in Core Markets		101	15,647	90%	$24.63	878

Office Properties in Other Markets
Carrara Place	Southeast Denver	1	234	90%	$18.02	7	Thomson Healthcare (128); American Medical Response (55)
Highland Court	Southeast Denver	1	93	66%	$18.35	11	Veco Engineering (28); Thayer Media(8)
Orchard Place I & II	Southeast Denver	2	105	36%	$20.62	5	GSA-DOD (19), Western United Mort (6)
PacifiCare Building	Southeast Denver	1	198	43%	$16.25	4	PacfiCare (64); SS&C (8)
Panorama Point	Southeast Denver	1	79	87%	$17.19	5	Western Stone (39); Stanley Consultants (20)

Denver		6	709	65%	$17.86	32

One Northwestern Plaza	Southfield	1	242	90%	$22.09	33	Watson Wyatt (65); Mass Mutual (13)

Suburban Detroit		1	242	90%	$22.09	33

Subtotal Office Properties in Other Markets		7	951	72%	$18.94	65

Total Office Properties		108	16,598	89%	$24.30	943

Supplemental Operating and Financial Data	Prentiss Properties Trust	2nd Quarter 2005

Selected Property Data

As of June 30, 2005

Operating Properties	Submarket	# of Bldgs.	Rentable SF (000’s)	% Leased	Rent Per SF (2)	# of Leases	Major Tenants (3) :
Industrial Properties
Chicago		4	682	82%	$6.18	7	Reliable/Silverline (267); Office Depot (189)
Los Angeles		18	1,253	100%	$6.58	22	Nippon Express (353); Sumitomo (146)
San Diego		5	268	84%	$18.09	8	24-Hour Fitness (50); AP Labs (45)

Subtotal Industrial Properties in Core Markets		27	2,203	92%	$7.86	37

Total Industrial Properties		27	2,203	92%	$7.86	37

Total Operating Properties		135	18,801	90%		980

(1)	- Represents our pro rata square footage of joint venture assets or our pro-rata share of rents.

(2)	- “Rent” includes annualized base rents, recoveries, and escalations divided by occupied square feet. Rent does not include an straight-line rent adjustment. If currently in free rent period, first cash rent is used.

(3)	- Major Tenants include office tenants greater than 50,000 sf, industrial tenants greater than 150,000 sf or the 2 largest per building.

(4)	- Properties owned by Prentiss Office Investors, L.P., of which Prentiss Properties owns 51%.

(5)	- Properties owned by Broadmoor Austin Associates, of which Prentiss Properties owns 50%.

Supplemental Operating and Financial Data	Prentiss Properties Trust	2nd Quarter 2005

Summary of Financing

June 30, 2005

Description	Number of Bldgs. Encumbered	Balance (000s)	Maturity	Interest Rate		Current Debt Service
2101 Webster (1)	1	$45,523	1-Nov-05	8.22%		Amortizing
Highland Court	1	4,283	1-Apr-06	7.27%		Amortizing
Plaza I & II	2	6,760	1-Jan-07	7.75%		Amortizing
PPREFI Portfolio Loan (2)	36	180,100	26-Feb-07	7.58%		Interest Only
High Bluffs (3)	1	13,313	1-Sep-07	LIBOR + 1.400%		Interest Only
Collateralized Term Loan (4)	2	30,000	30-Sep-07	LIBOR + 1.150%		Interest Only
Corporetum Office Campus	5	24,171	1-Feb-09	7.02%		Amortizing
The Bluffs (3)	1	5,457	23-Jul-09	LIBOR + 1.300%		Interest Only
7101 Wisconsin Avenue	1	19,941	1-Apr-09	7.25%		Amortizing
Prentiss Office Investors, L.P. (3) (5)	9	43,350	1-Aug-09	LIBOR + 0.850%		Interest Only
Lakeside Point (3)	2	10,200	1-Dec-09	LIBOR + 1.100%		Interest Only
President’s Plaza I & II (3)	2	15,759	3-May-10	LIBOR + 1.150%		Interest Only
Ordway	1	47,137	1-Aug-10	7.95%		Amortizing
World Savings Center	1	28,039	1-Nov-10	7.91%		Amortizing
Park West C2	1	32,639	10-Nov-10	6.63%		Amortizing
One O’Hare Centre	1	38,785	10-Jan-11	6.80%		Amortizing
3130 Fairview Park Drive	1	21,753	1-Apr-11	7.00%		Amortizing
Broadmoor Austin (6)	7	64,244	10-Apr-11	7.04%		Amortizing
Research Office Center	3	43,133	1-Oct-11	7.64%		Amortizing
Bannockburn Centre	1	25,680	1-Jun-12	8.05%		Amortizing
Del Mar Loan	3	43,107	1-Jun-13	7.41%		Amortizing
Burnett Plaza	1	114,200	1-Apr-15	5.02%		Interest Only

Total Properties Encumbered	83	857,574

Unsecured Financing
Line of Credit		255,000	19-Feb-07	LIBOR + 1.350%
Unsecured Term Loan - Commerz		75,000	15-Mar-09	LIBOR + 1.350%
Unsecured Term Loan - EuroHypo - I		100,000	22-May-08	LIBOR + 1.375%
Unsecured Term Loan - EuroHypo - II		13,620	15-Jul-09	7.46%
Prentiss Capital Trust I Debenture		52,836	30-Mar-35	LIBOR + 1.250%
Prentiss Capital Trust II Debenture		25,774	30-Jun-35	LIBOR + 1.250%

Total Financing/Weighted Average Rate		$1,379,804		6.07	% (7)

Total Real Estate Buildings						135

Percent of Total Real Estate Book Value Encumbered						52%

Counterparty	Notional Amount	Maturity	Fixed Rate Paid (8)	Fair Value (000s) (10)
Commerzbank	25,000	10-Jul-05	4.345%	$(7)
SunTrust	15,000	10-Jul-05	4.345%	(4)
Fleet National Bank	20,000	1-Mar-06	5.985%	(304)
EuroHypo	30,000	1-Mar-06	5.990%	(456)
SunTrust	50,000	1-Aug-07	2.270%	1,618
Bank of Montreal	25,000	1-Aug-07	2.277%	806
PNC Bank (9)	35,700	1-Aug-08	4.139%	(469)
Bank of America	30,000	30-Sep-08	3.857%	58
PNC Bank	30,000	1-Oct-08	3.819%	93
Bank of America	20,000	1-Oct-08	3.819%	62
Societe Generale	50,000	1-May-09	3.935%	23
Union Bank of California	30,000	1-Oct-09	3.443%	625
PNC Bank (9)	10,200	1-Feb-10	4.000%	(13)

Variable to Fixed Interest Rate Swaps (11)	$370,900			$2,032

(1)	- Interest is being recorded at 3.70%, representing a market interest rate for one year debt at the date of acquisition.

(2)	- The PPREFI Loan is collateralized by the following 36 properties: the Los Angeles Industrial properties (18 properties), the Chicago Industrial properties (four properties), the Cottonwood Office Center properties (three properties), Park West E1 and E2 (two properties), One Northwestern Plaza, 3141 Fairview Park Drive, 13825 Sunrise Valley Drive, O’Hare Plaza II, 1717 Deerfield Road, 2411 Dulles Corner Road, 4401 Fair Lakes Court, the Westpoint Office property and the PacifiCare Building.

(3)	- Represents our pro rata share of consolidated joint venture debt.

(4)	- The Term Loan is collateralized by the following two properties: 8521 Leesburg Pike and IBM Call Center.

(5)	- The Prentiss Office Investors, L.P. Loan is collateralized by the following 9 properties: Camino West Corporate Park, Carlsbad Airport Plaza, La Place Court (2 properties), Pacific Ridge Corporate Centre (2 properties), Pacific View Plaza, Corporate Lakes III, and Computer Associates.

(6)	- Represents our pro rata share of unconsolidated joint venture debt.

(7)	- Includes the effect of interest rate swaps, the amortization of interest rate hedge contracts and usage fees on the line of credit.

(8)	- Represents the fixed rate paid before the spread over LIBOR.

(9)	- Represents our pro rata share of consolidated joint venture swap.

(10)	- Represents 100% of the fairvalue of each interest rate swap.

(11)	- Represents the amount of variable rate debt converted to fixed rate debt.

Supplemental Operating and Financial Data	Prentiss Properties Trust	2nd Quarter 2005

Return on Invested Capital

Our calculation of return on invested capital (ROIC) annualizes current quarter stabilized property NOI (after deducting G & A) and divides the number by book value of stabilized properties before depreciation. Management income, interest income and other non-property income are excluded from the calculation. We believe that this measure is extremely important in evaluating the effectiveness of management’s capital allocation decisions. Studies by various investment banks have demonstrated that we rank very high relative to our office and industrial peers by this measure. The chart below shows our measure of ROIC since the third quarter of 1998.

Stock Performance

A dollar invested in Prentiss Properties at our IPO on October 16, 1996 would be worth $3.27 at June 30, 2005 (including dividends). This compares very favorably to a similar investment in the NAREIT Equity Index which would now be worth $3.23 or in the average return of our peer group (ARI, BDN, CLI, CRE, DRE, EOP, HIW, KRC, LRY and RA) which would now be worth $3.09.

Annual Returns	4Q96(1)	1997	1998	1999	2000	2001	2002	2003	2004	2005
Prentiss	26.6%	18.2%	(14.4%)	3.5%	34.9%	9.7%	11.1%	24.6%	22.6%	(1.68%)
NAREIT	18.9%	20.3%	(17.5%)	(4.6%)	26.4%	13.9%	3.8%	37.1%	31.6%	6.38%
Peer Grp Average	17.8%	25.3%	(14.7%)	(0.3%)	32.6%	7.3%	0.2%	32.8%	21.5%	6.59%

Cumul. Returns	4Q96(1)	1997	1998	1999	2000	2001	2002	2003	2004	2005
Prentiss	$1.27	$1.50	$1.28	$1.32	$1.79	$1.96	$2.18	$2.72	$3.33	$3.27
NAREIT	$1.19	$1.43	$1.18	$1.12	$1.42	$1.62	$1.68	$2.31	$3.03	$3.23
Peer Grp Average	$1.18	$1.48	$1.26	$1.26	$1.66	$1.78	$1.79	$2.38	$2.90	$3.09

(1)	10/16/96 to 12/31/96.

(2)	Value of $1.00 invested on 10/16/96, including dividends.

The market price of our stock was $36.44 per share as of June 30, 2005 and was $39.65 as of the close on July 18, 2005. Based on the June 30, 2005 and the July 18, 2005, closing prices, our dividend represents a yield of approximately 6.1% and 5.6%, respectively.

Supplemental Operating and Financial Data	Prentiss Properties Trust	2nd Quarter 2005

Definitions of Non-GAAP Financial Measures

We use non-GAAP financial measures in our filings and other public disclosures. These non-GAAP financial measures are defined below.

Funds from Operations (FFO)

FFO is a widely recognized measure of REIT operating performance. FFO is a non-GAAP financial measure and as defined by the National Association of Real Estate Investment Trusts, means net income, computed in accordance with GAAP excluding extraordinary items, as defined by GAAP, and gains (or losses) from sales of property, plus depreciation and amortization on real estate assets, and after adjustments for unconsolidated partnerships, joint ventures and subsidiaries. We believe that FFO is helpful to investors and our management as a measure of our operating performance because it excludes depreciation and amortization, gains and losses from property dispositions, and extraordinary items, and, as a result, when compared year over year, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, development activities, general and administrative expenses, and interest costs, providing perspective not immediately apparent from net income. In addition, we believe that FFO provides useful information to the investment community about our financial performance when compared to other REITs since FFO is generally recognized as the industry standard for reporting the operating performance of REITs. However, our FFO may not be comparable to FFO reported by other REITs that do not define FFO exactly as we do. We believe that in order to facilitate a clear understanding of our operating results, FFO should be examined in conjunction with net income as presented in our consolidated financial statements and notes thereto. We believe that net income is the most directly comparable GAAP financial measure to FFO. FFO does not represent cash generated from operating activities in accordance with GAAP and should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of liquidity or ability to make distributions.

FFO does not reflect either depreciation and amortization costs or the level of capital expenditures and leasing costs necessary to maintain the operating performance of our properties, which are significant economic costs that could materially impact our results of operations.

Adjusted FFO

Adjusted FFO is a non-GAAP financial measure that we define as FFO (defined above) excluding (adding back) impairment losses related to real estate assets and debt defeasance losses related to real estate assets sold. We believe that our Adjusted FFO provides useful information to the investment community about our financial performance when compared to other REITs as it eliminates FFO differences caused by the timing and classification within the income statement of real estate and real estate debt related losses. However, our Adjusted FFO may not be comparable to FFO or Adjusted FFO reported by other REITs that do not define FFO or Adjusted FFO exactly as we do. We believe that in order to facilitate a clear understanding of our operating results, Adjusted FFO should be examined in conjunction with net income as presented in our consolidated financial statements and notes thereto. We believe that net income is the most directly comparable GAAP financial measure to Adjusted FFO. Adjusted FFO does not represent cash generated from operating activities in accordance with GAAP and should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of liquidity or ability to make distributions.

Like FFO, our Adjusted FFO does not reflect either depreciation and amortization costs or the level of capital expenditures and leasing costs necessary to maintain the operating performance of our properties, which are significant economic costs that could materially impact our results of operations.

Supplemental Operating and Financial Data	Prentiss Properties Trust	2nd Quarter 2005

Funds Available for Distribution (FAD)

FAD is a non-GAAP financial measure that we define as FFO (as defined above) less non-incremental capital expenditures, straight-line rent adjustments, rental income adjustments recognized in accordance with Statement of Financial Accounting Standards No. 141 (SFAS No. 141) and the amortization of financing costs. We believe that FAD is helpful to investors and our management as a measure of the performance of an equity REIT because, along with cash flow from operating activities, financing and investing activities, it provides investors with an indication of our ability to incur and service debt and to fund dividends and other cash needs. Our FAD may not be comparable to FAD reported by other REITs that do not define FAD exactly as we do. We believe that in order to facilitate a clear understanding of our operating results, FAD should be examined in conjunction with net income as presented in our consolidated financial statements and notes thereto.

We believe that net income is the most directly comparable GAAP financial measure to FAD. FAD does not represent cash generated from operating activities in accordance with GAAP and should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of liquidity or ability to make distributions.

Net Operating Income (NOI)

NOI is a non-GAAP financial measure equal to net income, the most directly comparable GAAP financial measure, plus depreciation and amortization, interest expense, losses from property dispositions, including impairment losses, and extraordinary expense items less gains from property dispositions and extraordinary income items. Our management uses NOI internally as a performance measure and believes NOI is useful to investors as a performance measure because NOI reflects only those income and expense items that are incurred at the property level and is therefore a useful measure for evaluating a property’s performance. Using NOI on a comparative basis, it allows investors to evaluate property level performance to: (a) hold management accountable for maintaining or increasing property level NOI from period to period and (b) compare the operating performance of our properties in a given market with the operating performance of other real estate companies in the same market, and consequently allocate their own investment capital accordingly. Our management uses NOI to evaluate regional property level performance and to make decisions about resource allocations. Investors are able to evaluate whether management has appropriately allocated or re-allocated resources to better performing properties.

Further, we use NOI internally as a performance measure and believe NOI is useful to investors as a performance measure because, when compared year over year, NOI reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, acquisition and development activity, and general and administrative expenses, on an un-leveraged basis, providing perspective not immediately apparent from net income. NOI excludes certain components from net income in order to provide results that are more closely related to a property’s results of operations. Certain items such as interest expense, while included in net income, do not affect the operating performance of a real estate asset and are often incurred at the corporate level as opposed to the property level. In addition, it is useful to our management and investors that depreciation and amortization are excluded from NOI because historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time, and, instead, real estate values have historically risen or fallen with market conditions.

NOI presented by us may not be comparable to NOI reported by other REITs that do not define NOI exactly as we do. We believe that in order to facilitate a clear understanding of our operating results, NOI should be examined in conjunction with net income as presented in our consolidated financial statements and notes thereto. NOI should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of liquidity or ability to make distributions.

Supplemental Operating and Financial Data	Prentiss Properties Trust	2nd Quarter 2005

Same Store NOI and Same Store Growth

Same store NOI is similar to property level NOI, but excludes termination fees, which are generally onetime payments that may distort results of operations for comparable periods and straight-line rent adjustments, which eliminates the impact of rental rate increases or decreases from in-place leases. Same Store Growth represents the percentage change in property level NOI for properties that have been fully operational for two comparable reporting periods. Same Store Growth allows analysts, investors and management to analyze property operations and evaluate the growth trend of our portfolio. We use Same Store NOI internally as a performance measure and believe Same Store NOI is useful to investors as a performance measure because, when compared period over period, Same Store NOI reflects the impact on operations from trends in occupancy rates, rental rates and operating costs, providing perspective not immediately apparent from net income.

Same Store NOI presented by us may not be comparable to Same Store NOI reported by other REITs that do not define Same Store NOI exactly as we do. We believe that in order to facilitate a clear understanding of our operating results, Same Store NOI should be examined in conjunction with our other performance measures including net income as presented in our consolidated financial statements and notes thereto. Same Store NOI should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of liquidity or ability to make distributions.

Supplemental Operating and Financial Data	Prentiss Properties Trust	2nd Quarter 2005

INVESTOR INFORMATION

RESEARCH COVERAGE

•	AG EDWARDS

Dave AuBuchon

314.955.5452

•	BANK OF AMERICA

Ross Nussbaum

212.847.5668

John Kim

212.847.5761

•	CITIGROUP

Jon Litt

212.816.0231

John Stewart

212.816.1685

•	DEUTSCHE BANK

Lou Taylor

212.469.4912

Kristin Brown

212.250.6799

•	GREEN STREET ADVISORS

Jim Sullivan

949.640.8780

Cedrik Lachance

949.640.8780

•	LEHMAN BROTHERS

David Harris

212.526.1790

•	MCDONALD INVESTMENTS

Rich Moore

216.443.2815

Dave Rodgers

216.263.4785

•	PRUDENTIAL SECURITIES

Jim Sullivan

212.778.2515

Jamie Feldman

212.778.1724

•	RAYMOND JAMES

Paul Puryear

727.573.3800

x 32253

Bill Crow

727.573.8963

3890 West Northwest Highway, Suite 400 Dallas, Texas 75220 214.654.0886

This Supplemental Operating and Financial Data is not an offer to sell or a solicitation to buy any securities of the Company. Any offers to sell or solicitations to buy any securities of the Company shall be made by means of a prospectus.